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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- AUG. 3, 2009

RIVERSOURCE BALANCED FUND -- PROSPECTUS (NOV. 28, 2008)             S-6326-99 AD

THE FRONT COVER OF THE PROSPECTUS IS REVISED TO INCLUDE THE FOLLOWING ADDITIONAL CLASSES OF SHARES: R2 AND R5

The information below supplements the relevant sections of the prospectus. The caption headings used in this Supplement correspond to the caption headings used in the prospectus. You may purchase these shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" in the Fund's prospectus.

PAST PERFORMANCE

Class R2 and R5 are new and therefore performance information is not shown. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time.

Past performance for Class R2 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. Past performance for Class R5 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class R4. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The table is supplemented to include the following:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                   CLASS R2
                                                                                 AND CLASS R5
Maximum sales charge (load) imposed on purchases (as a percentage of offering
price)                                                                               None
Maximum deferred sales charge (load) imposed on sales (as a percentage of
offering price at time of purchase)                                                  None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                 CLASS R2  CLASS R5
Management fees(a)                                                             0.44%     0.44%
Distribution and/or service (12b-1) fees                                       0.50%     0.00%
Other expenses(b)                                                              0.42%     0.17%
Total annual fund operating expenses                                           1.36%     0.61%


(a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.09% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Balanced Funds Index. See "Fund Management and Compensation" for more information.
(b) Other expenses are based on estimated amounts for the current fiscal year and include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R2, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses is estimated to be less than 0.01% for the current fiscal period. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.


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S-6326-5 A (8/09)

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EXAMPLES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The table is supplemented to include the following:

The amounts shown are the same whether or not you redeem your shares at the end of the periods shown.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class R2                                                        $138       $431       $746      $1,640
Class R5                                                        $ 62       $196       $341      $  766



S-6326-5 A (8/09)